UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.     )

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on April 24, 2018. UNITED STATES STEEL CORPORATION You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com, scan the QR Barcode on the reverse side, or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. UNITED STATES STEEL CORPORATION 600 GRANT STREET SUITE 1500 PITTSBURGH, PA 15219 proxy materials and voting instructions. E36778-P03052-Z71840 See the reverse side of this notice to obtain Meeting Information Meeting Type:Annual Meeting For holders as of:February 26, 2018 Date: April 24, 2018Time: 8:00 AM Location: U.S. Steel Tower 33rd Floor 600 Grant Street Pittsburgh, PA 15219

Before You Vote How to Access the Proxy Materials Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) XXXX XXXX XXXX XXXX (located on the following page) in the subject line. VIEW MATERIALS & VOTE SCAN TO How To Vote Please Choose One of the Following Voting Methods in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. E36779-P03052-Z71840 Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: Go to www.proxyvote.com or from a smartphone, scan the QR Barcode above. Have the information that is printed Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENTANNUAL REPORT How to View Online: and visit: www.proxyvote.com, or scan the QR Barcode below. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET:www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*:sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 10, 2018 to facilitate timely delivery.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE NOMINEES IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3. Proposal 1. Election of Directors 1a. David B. Burritt Proposal 2. Approval, in a non-binding advisory vote, of the compensation of certain executive officers 1b. Patricia Diaz Dennis Proposal 3. Ratification of appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm 1c. Dan O. Dinges NOTE: Such other business as may properly come before the meeting or any adjournment thereof. 1d. John J. Engel 1e. Murry S. Gerber 1f. Stephen J. Girsky 1g. Paul A. Mascarenas 1h. Eugene B. Sperling 1i. David S. Sutherland 1j. Patricia A. Tracey E36780-P03052-Z71840 Voting Items

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